Exhibit 10.2

GLADSTONE LAND CORPORATION

CONTROLLED EQUITY OFFERINGSM

AMENDMENT NO. 2 TO

SALES AGREEMENT

December 27, 2019

CANTOR FITZGERALD & CO.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated August 7, 2015, including the Schedules thereto (as further amended, the “Sales Agreement”), by and among Cantor Fitzgerald & Co. (“CF&Co”), Gladstone Land Corporation, a Maryland corporation (the “Company”) and Gladstone Land Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), pursuant to which the Company agreed to sell through or to CF&Co, as sales agent, shares of common stock, par value $0.001 per share, of the Company. All capitalized terms used in this Amendment No. 2 to Sales Agreement by and among CF&Co, the Company and the Operating Partnership (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. CF&Co, the Company and the Operating Partnership agree as follows:

A. Amendments to Sales Agreement. The Sales Agreement is amended as follows:

1. On and after the Amendment Effective Date (as defined below), any reference in the Sales Agreement to the term “Alternative Sales Agent” shall be deemed to mean both Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and Virtu Americas LLC (“Virtu”), as applicable.

2. On and after the Amendment Effective Date, any reference in the Sales Agreement to the term “Alternative Sales Agreement” shall be deemed to mean both the Controlled Equity OfferingSM Sales Agreement by and among the Company, the Operating Partnership and Ladenburg, dated as August 7, 2015, as further amended, and the Equity Distribution Agreement by and among the Company, the Operating Partnership and Virtu, dated December 27, 2019, as may be amended from time to time.

3. The first sentence of Section 5(a) of the Sales Agreement is deleted in its entirety and replaced with the following sentence: Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”).

4. The first sentence of Section 7(j) of the Sales Agreement is deleted in its entirety and replaced with the following sentence: During each period commencing on the date on which the Company has given an instruction to CF&Co. pursuant to Section 2 and ending on the close of business of the Settlement Date of the last Placement Shares sold pursuant to such instruction, the Company will not, without giving CF&Co. at least two business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale, directly or indirectly offer to sell, contract or agree to sell any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, whether through any agent or otherwise.

5. The first sentence of Schedule 1 is deleted in its entirety and replaced with “Pursuant to the terms and subject to the conditions contained in the Controlled Equity OfferingSM Sales Agreement among Gladstone Land Corporation (the “Company”), Gladstone Land Limited Partnership and Cantor Fitzgerald & Co. (“CF&Co”) dated August 7, 2015 (as further amended, the “Agreement”), I hereby request on behalf of the Company that CF&Co sell up to [                ] shares of the Company’s common stock, par value $0.001 per share, at a minimum market price of $                per share, during the time period beginning [month, day, time] and ending [month, day, time].

6. Schedule 2 is deleted in its entirety and replaced with Schedule 2 as attached hereto.

7. Schedule 5 is deleted in its entirety and replaced with Schedule 5 as attached hereto.

8. The first sentence of the form of Officer Certificate attached as Exhibit 7(n) is deleted in its entirety and replaced with “[NAME], the duly qualified and elected                , of GLADSTONE LAND CORPORATION, a Maryland corporation (“Company”), does hereby certify in such capacity and on behalf of the Company and of GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership”), as applicable, pursuant to Section 7(n) of the Sales Agreement, dated August 7, 2015 (as further amended, the “Sales Agreement”), among the Company, the Operating Partnership and Cantor Fitzgerald & Co. (“CF&Co”), that to the best of his or her knowledge:”.

B. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”). Upon the effectiveness hereof, all references in the Sales Agreement to “this Agreement” or the like shall refer to the Sales Agreement as further amended hereby.

C. Representation and Warranty. Each of the Company and the Operating Partnership jointly and severally represent and warrant to CF&Co that this Amendment has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Operating Partnership.

D. No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

E. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

F. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Operating Partnership and CF&Co.

Very truly yours,

GLADSTONE LAND CORPORATION

By:	/s/ David Gladstone

Name:	David Gladstone

Title:	Chairman & Chief Executive Officer

GLADSTONE LAND LIMITED PARTNERSHIP

By: GLADSTONE LAND PARTNERS LLC, its General Partner

By: GLADSTONE LAND CORPORATION, its Sole Member-Manager

By:	/s/ David Gladstone

Name:	David Gladstone

Title:	Chairman & Chief Executive Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly

Name:	Sage Kelly

Title:	Global Head of Investment Banking

[SIGNATURE PAGE]

GLADSTONE LAND CORPORATION – AMENDMENT NO. 2 TO SALES AGREEMENT

SCHEDULE 2

CANTOR FITZGERALD & CO.

CFCEO@cantor.com

GLADSTONE LAND CORPORATION

David Gladstone	david.gladstone@gladstonecompanies.com
Lewis Parrish	lewis.p@gladstoneland.com

SCHEDULE 5

SCHEDULE OF SUBSIDIARIES

Arizona

East Shelton Road, LLC

Reagan Road Willcox, LLC

Spot Road Dateland, LLC

California

Bear Mountain Arvin, LP

Broadway Road Moorpark, LLC

Calaveras Avenue Coalinga, LP

Cat Canyon Road Los Alamos, LP

Central Avenue Kerman, LP

Dalton Lane Watsonville, LLC

Diego Ranch Stanislaus, LP

Dufau Road Oxnard, LP

Espinosa Road Salinas, LP

Flint Avenue Hanford, LP

Greenhills Boulevard Chowchilla CA, LP

Jayne Avenue Huron, LP

Las Posas Camarillo CA, LP

Natividad Road Salinas, LLC

Naumann Road Oxnard, LP

Nevada Ranch Merced, LP

Olsen Road Snelling CA, LP

San Andreas Road Watsonville, LLC

San Juan Grade Road Salinas CA, LP

Santa Clara Avenue Oxnard, LP

Spring Valley Road Watsonville, LP

Sunnyside Avenue Madera, LP

Sutter Avenue Coalinga CA, LP

Sycamore Road Arvin, LP

Taft Highway Bakersfield, LP

West Beach Street Watsonville, LLC

West Gonzales Road Oxnard, LLC

Withers Road Napa CA, LP

Yolo County Line Road Arbuckle CA, LP

Colorado

Baca County Edler, LLC

Country Road 18 Holyoke CO, LLC

Gunbarrel Road Alamosa. LLC

Horse Creek Baca, LLC

JJ Road Pritchett, LLC

Delaware

Gladstone California Farmland GP, LLC

Gladstone Farmland GP, LLC

Gladstone Land Advisers, Inc.

Gladstone Land Limited Partnership

Gladstone Land Partners, LLC

Gladstone Lending Company, LLC

Florida

Citrus Boulevard Stuart, LLC

Corbitt Road Immokalee, LLC

Immokalee Exchange, LLC

Keysville Road Plant City, LLC

Lithia Road Plant City, LLC

McIntosh Road Dover, LLC

Orange Avenue Fort Pierce, LLC

Owl Hammock Immokalee, LLC

Parrish Road Duette, LLC

Parrot Avenue Okeechobee, LLC

Plantation Road Marianna, LLC

Trapnell Road Plant City, LLC

Wauchula Road Duette, LLC

West Citrus Boulevard Stuart FL, LLC

Michigan

20th Avenue South Haven, LLC

38th Avenue Covert, LLC

Blue Star Highway Fennville MI, LLC

Cemetery Road Bangor, LLC

Van Buren Trail Covert MI, LLC

Nebraska

Highway 17 Wauneta NE, LLC

Holt County Stuart, LLC

Indian Highway Palisade NE, LLC

Rock County Bassett, LLC

Somerset Road Grant NE, LLC

North Carolina

Poplar Street Bladenboro, LLC

Oregon

Collins Road Clatskanie, LLC

Sequoia Street Brooks, LLC

Texas

Bunker Hill Road Dalhart TX, LP

North Bunker Hill Road Dalhart TX, LP

Washington

Oasis Road Walla Walla, LLC